                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM GLOBAL VALUE FUND

                       Supplement dated February 28, 2005
                     to the Prospectus dated April 30, 2004
 as supplemented April 30, 2004, May 18, 2004, July 16, 2004, September 8, 2004,
                     October 12, 2004 and December 29, 2004

Effective February 28, 2005, the following replaces in its entirety the information appearing under the heading" FUND MANAGEMENT- PORTFOLIO MANAGER" on page 6 of the Prospectus.

         "PORTFOLIO MANAGER(s)

         The advisor uses a team approach to investment management. The individual who is primarily responsible for the management of the fund's portfolio is

         o Glen Hilton, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2002. From 2001 to 2002, he was a portfolio manager and senior analyst for Montgomery Asset Management, and from 1997 to 2001 he was an analyst for the same company.

             More information on the fund's management team may be found on our website (http://aiminvestments.com/teams). The website is not a part of this prospectus."